UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On February 22, 2012, Marriott International, Inc. (the “Company”) entered into a Terms Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other Underwriters listed on Schedule I thereto (the “Terms Agreement,” which incorporates by reference the Underwriting Agreement General Terms and Provisions, dated June 9, 2006 (the “Underwriting Agreement”) (which the Company previously filed on June 14, 2006 as Exhibit 1.1 to its Current Report on Form 8-K)) to issue $400 million aggregate principal amount of its 3.000% Series K Notes due 2019 (the “Notes”). The Company received net proceeds of approximately $392.5 million from this offering, after deducting the underwriting discount and estimated expenses of the offering. The Company expects to use these proceeds for general corporate purposes, which may include working capital, capital expenditures, acquisitions, stock repurchases or repayment of commercial paper borrowings as they become due.

The Company will pay interest on the Notes on March 1 and September 1 of each year, commencing on September 1, 2012. The Notes will mature on March 1, 2019, and are redeemable, in whole or in part, at the Company’s option, under the terms provided in the form of Note.

The Notes were issued under an indenture dated as of November 16, 1998 with The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (the “Indenture”) (which the Company previously filed as Exhibit 4.1 to its Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

The Terms Agreement, the Indenture Officer’s Certificate pursuant to Section 301 of the Indenture and the form of Note are filed as exhibits to this report. In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP provided a legal opinion, which also is filed as an exhibit to this report.

We have filed with the Securities and Exchange Commission a Prospectus dated February 16, 2012 and a Prospectus Supplement dated February 22, 2012, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-179554) (the “Registration Statement”), in connection with the public offering of the Notes. We are filing the items listed below as exhibits to this report for the purpose of incorporating them as exhibits to the Registration Statement.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. We are filing the following exhibits with this report:

Exhibit 1.1	Terms Agreement, dated February 22, 2012, among the Company and the Underwriters named therein.

Exhibit 4.1	Form of 3.000% Series K Note due 2019.

Exhibit 4.2	Indenture Officer’s Certificate pursuant to Section 301 of the Indenture, dated February 27, 2012.

Exhibit 5	Opinion of Gibson, Dunn & Crutcher LLP, dated February 27, 2012.

Exhibit 23	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 27, 2012

	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Terms Agreement, dated February 22, 2012, among the Company and the Underwriters named therein.

Exhibit 4.1	Form of 3.000% Series K Note due 2019.

Exhibit 4.2	Indenture Officer’s Certificate pursuant to Section 301 of the Indenture, dated February 27, 2012.

Exhibit 5	Opinion of Gibson, Dunn & Crutcher LLP, dated February 27, 2012.

Exhibit 23	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).